UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
 (Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
 (Address of principal executive offices) (Zip code)

Elaine E. Richards
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
 (Name and address of agent for service)

(626) 914-7363
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period:  April 30, 2018

Item 1. Report to Stockholders.

Otter Creek Long/Short Opportunity Fund

Semi-Annual Report
April 30, 2018

Investor Class
(OTCRX)

Institutional Class
(OTTRX)

TABLE OF CONTENTS

Shareholder Letter	1
Performance Information and Allocation of Portfolio Holdings	3
Schedule of Investments	5
Schedule of Securities Sold Short	8
Statement of Assets and Liabilities	10
Statement of Operations	11
Statements of Changes in Net Assets	12
Financial Highlights	13
Notes to Financial Statements	15
Expense Examples	21
Additional Information	22
Privacy Notice	23

Otter Creek Long/Short Opportunity Fund

June 1, 2018

Dear Fellow Shareholders,

For the six month period ending April 30, 2018, the Otter Creek Long/Short Opportunity Fund (the “Fund”), Institutional Class Shares, produced a total return of -0.34%, compared to a +3.82% total return for the S&P 500 Index.  The Fund’s long and short investments contributed approximately +5.8% and -5.2% to the total return, respectively.  The largest positive contributor during the period was a long common stock position which contributed 1.78%.  The largest detractor was a long position that reduced performance by -1.13.  We maintained long exposure of 87.60% and short exposure of 73.70% on average during the period, resulting in a net exposure of 13.90%.  All equity exposures are expressed as delta-adjusted percentages.

As of April 30, 2018 we maintain the following exposures (exclusive of cash and cash equivalents):

	LONG	SHORT	NET	GROSS
MARKET VALUE AS A % OF EQUITY	88.9%	-57.2%	31.7%	146.1%
DELTA-ADJUSTED EQUITY EXPOSURE	85.8%	-84.6%	1.2%	170.4%

The goal of the Fund is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation and below-average volatility by investing in opportunities, both long and short, that are driven by intensive fundamental analysis.  Below we show the Fund’s volatility and correlation, as expressed by its standard deviation relative to the S&P 500 Index.  Figures presented are since inception.

	OTTRX	S&P 500®
WEEKLY STANDARD DEVIATION	5.7%	12.1%
S&P 500 (WEEKLY)
CORRELATION COEFFICIENT (r)	-0.07
COEFFICIENT OF DETERMINATION (r2)	0.00

The Fund’s standard deviation has been significantly less than that of the S&P 500 and its return stream has had very little correlation to the S&P 500 return.  In fact, its correlation has been negative.

Since the end of October 2017, the overall market has experienced three drawdowns of greater than 3%.

			OTTRX
			BETTER/(WORSE)
			THAN
PERIOD	S&P 500®	OTTRX	S&P 500
01/29/18 – 02/08/18	-10.10%	-2.45%	7.65%
02/27/18 – 03/01/18	-3.63%	-0.43%	3.19%
03/12/18 – 03/23/18	-7.06%	-0.79%	6.27%

As you can see in table above, the conservative positioning of the Fund has allowed it to perform significantly better than the market during the recent market drawdowns earlier this year.

CURRENT INVESTMENT COMMENTARY

Since the end of the Fund’s fiscal year, October 31, 2017, the market, as defined by the S&P 500®, appreciated steadily until late January 2018 as investors aggressively allocated capital to U.S. equities. However, the January jobs report showed a modest uptick in wage growth, potentially upsetting the Goldilocks investment environment of global growth accompanied by little or no signs of inflation, which investors had enjoyed for years. As we approach mid-year 2018, investor focus has turned to central banks globally. Investors are monitoring the banks’ desire to normalize interest rates globally and the potential impact that may have on the currency, fixed income and equity markets.  The S&P 500® currently maintains a 17-times multiple on 2018 estimated earnings versus a historical average of 15-times.

As we enter the second half of the 2018 calendar year, we believe it pays to be patient in allocating capital to new long investment opportunities. We presently maintain low net delta adjusted exposure, less than 10%, and have a high cash position of approximately 12%. We will be looking opportunistically to deploy capital in attractive, risk-adjusted investment opportunities as they present themselves.  Given the rapid rise in short term rates over the last year, investors now find they have an alternative income option to dividend paying equities and long duration bond funds which have been an investor favorite for years. Despite what we believe to be stretched equity market valuations in certain aspects of the market – primarily non-earning revenue growth story securities and industries and companies that may not be prepared for higher wages and input costs – we have been able to find compelling investment themes and attractive risk-adjusted opportunities, both long and short.

Otter Creek Long/Short Opportunity Fund

Our long portfolio is comprised of high quality names that have one or more of the following attributes: double digit operating margins; high returns on equity (greater than 15%); leading market share position in their category; low to moderate leverage; consistent and growing dividends.

Our short portfolio primarily consists of companies that, in our view, have one or more of the following characteristics: engage in aggressive accounting; maintain unsustainable valuations; face increasing competition and unsustainable earnings; operate in secularly challenged industries. We have continued to find new, attractive short opportunities as financial markets have appreciated significantly since the summer lows.  We appreciate your investment in the Otter Creek Long/Short Opportunity Fund and please feel free to contact us with any questions.

Otter Creek Advisors, LLC

Past performance is not a guarantee of future results.

Opinions expressed are those of the advisor and are subject to change, are not guaranteed, and should not be considered investment advice.

Mutual fund investing involves risk; Principal loss is possible. Investments in debt securities typically decrease when interest rates rise. This risk is usually greater for longer-term debt securities. Investments in lower-rated and non-rated securities present a greater risk of loss to principal and interest than higher rated securities.  Investments in foreign securities involve political, economic, and currency risks, greater volatility, and differences in accounting methods. The Fund may use certain types of exchange traded funds or investment derivatives. Derivatives involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. Derivatives may involve certain costs and risks such as liquidity, interest rate, market, credit, management and the risk that a position could not be closed when most advantageous. Investing in derivatives could lose more than the amount invested. ETF investments involve additional risks such as the market price trading at a discount to its net asset value, an active secondary trading market may not develop or be maintained, or trading may be halted by the exchange in which they trade, which may impact a fund’s ability to sell its shares. Short sales of securities involve the risk that losses may exceed the original amount invested.

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.  For a complete list of Fund holdings, please refer to the Schedule of Investments in this report.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general.

One cannot invest directly in an index.

Delta-adjusted equity exposure is a representation of the portfolio’s equity exposure which has been adjusted to take into account the combined effect of options and equity positions.

A company’s forecasted, or estimated, earnings made by analysts or by the company itself. Forward earnings differ from trailing earnings (which is the figure that is quoted more often) in that they are a projection and not a fact.

Forward earnings is not a measure of the Fund’s future performance.

Standard deviation is a measure of the dispersion of a set of data from its mean.

Correlation is a statistical measure of how two variables move in relation to each other.  The correlation coefficient (r) measures the strength and direction of a linear relationship between two variables.

The coefficient of determination (r2) is a measure used in statistical analysis to assess how well a model explains variance and predicts future outcomes; it allows us to determine how certain one can be in making predictions from a certain model.

Return On Equity (ROE) is the amount of net income returned as a percentage of shareholders equity.

Duration is a measure of the expected life of a fixed income security that is used to determine the sensitivity of a security’s price to changes in interest rates.

This report must be preceded or accompanied by a prospectus.

The Otter Creek Long/Short Opportunity Fund is distributed by Quasar Distributors, LLC.

Otter Creek Long/Short Opportunity Fund

PERFORMANCE INFORMATION (Unaudited)

For the periods ended April 30, 2018

					Since Inception	Since Inception
					Cumulative	Annualized
					Return	Return
	6 Months	9 Months	1 Year	3 Year	(12/30/2013)	(12/30/2013)
Otter Creek Long/Short
Opportunity Fund – Investor Class	-0.43%	-1.46%	0.70%	1.07%	15.08%	3.30%
Otter Creek Long/Short
Opportunity Fund – Institutional Class	-0.34%	-1.28%	0.96%	1.30%	16.18%	3.52%
S&P 500® Index	3.82%	8.76%	13.27%	10.57%	57.26%	11.02%

The S&P 500® Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of the 500 stocks which represent all major industries.

One cannot invest directly in an index.

Performance data represents past performance; past performance does not guarantee future results.  Performance data excludes the effect of applicable sales charges.  The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.  Current performance of the Fund may be lower or higher than the performance quoted.  Performance data current to the most recent month end may be obtained by calling (855) 681-5261 or visiting www.ottercreekfunds.com.  The minimum initial investments for the Investor Class and the Institutional Class are $2,500 and $100,000, respectively.  The above graph only shows performance for the Institutional Class.  Performance for the Investor Class is typically lower than the Institutional Class performance due to certain Investor Class specific expenses not included in the Institutional Class. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.  The returns reflect fee waivers in effect. In the absence of such waivers, total return would be reduced. The chart assumes reinvestment of capital gains, dividends, and return of capital for the Fund and dividends for an index.

Otter Creek Long/Short Opportunity Fund

ALLOCATION OF PORTFOLIO HOLDINGS & SECURITIES SOLD SHORT at April 30, 2018 (Unaudited)

Reflected as a percent of absolute value of investments and securities sold short.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at April 30, 2018 (Unaudited)

Shares		Value

COMMON STOCKS: 85.8%

Aerospace & Defense: 8.5%
162,809	KLX, Inc. [1]	$12,736,548
21,925	United Technologies Corp. [2]	2,634,289
		15,370,837

Agriculture: 2.2%
41,840	Calavo Growers, Inc.	3,920,408

Application Software: 6.3%
128,854	CDK Global, Inc. [2]	8,406,435
33,102	Microsoft Corp. [2]	3,095,699
		11,502,134

Communications Equipment: 2.5%
102,017	Cisco Systems, Inc. [2]	4,518,333

Diversified Chemicals: 1.4%
40,205	DowDuPont, Inc. [2]	2,542,564

Diversified Metals & Mining: 4.7%
141,848	Newmont Mining Corp. [2]	5,573,208
52,546	Rio Tinto PLC – ADR	2,887,403
		8,460,611

Electric Equipment & Instruments: 5.2%
175,231	FLIR Systems, Inc.	9,383,620

Food & Beverage: 2.8%
50,956	Anheuser-Busch InBev NV – ADR	5,099,676

Food Services: 3.4%
165,720	Aramark	6,196,271

Health Care Equipment: 6.3%
79,687	Abbott Laboratories [2]	4,632,205
58,696	Zimmer Biomet Holdings, Inc. [2]	6,760,019
		11,392,224

Holding Companies: 2.4%
22,856	Berkshire Hathaway, Inc. – Class B [1,2]	4,427,893

Integrated Oil & Gas: 1.5%
36,358	Occidental Petroleum Corp.	2,809,019

Investment Banking & Brokerage: 4.8%
101,325	E*TRADE Financial Corp. [1]	6,148,401
10,764	The Goldman Sachs Group, Inc.	2,565,384
		8,713,785

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at April 30, 2018 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS: 85.8% (Continued)

IT Consulting & Services: 5.7%
162,518	Leidos Holdings, Inc. [2]	$10,438,531

Medical Equipment: 2.0%
17,390	Thermo Fisher Scientific, Inc.	3,657,986

Packaged Foods & Meats: 1.7%
51,417	Pinnacle Foods, Inc.	3,105,587

Regional Banks: 7.1%
192,101	CenterState Bank Corp.	5,567,087
267,328	Seacoast Banking Corporation of Florida [1,2]	7,386,273
		12,953,360

Renewable Electricity: 3.1%
136,527	NextEra Energy Partners LP	5,689,080

Restaurants: 1.5%
30,625	Jack in the Box, Inc.	2,747,062

Specialized Real Estate Investment Trusts: 3.2%
113,156	Potlatch Corp.	5,867,139

Specialty Chemicals: 4.2%
116,719	Ashland Global Holdings, Inc. [2]	7,724,463

Steel: 1.9%
56,511	Nucor Corp.	3,482,208

Transportation & Logistics: 3.4%
72,696	Kirby Corp. [1]	6,200,969

TOTAL COMMON STOCKS
(Cost $142,561,288)		156,203,760

Principal

CONVERTIBLE BONDS: 0.2%

Mortgage Insurance: 0.2%
$200,000	MGIC Investment Corp.
	9.000%, 4/1/2063 [2,3]	272,900
TOTAL CONVERTIBLE BONDS
(Cost $234,917)		272,900

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF INVESTMENTS at April 30, 2018 (Unaudited) (Continued)

	Notional
Shares	Amount	Value

SHORT-TERM INVESTMENTS: 13.9%

Money Market Funds: 13.9%
25,309,117	Morgan Stanley Institutional Liquidity Funds –
	Treasury Portfolio, 1.589% [4]	$25,309,117

TOTAL SHORT-TERM INVESTMENTS
(Cost $25,309,117)		25,309,117
TOTAL MISCELLANEOUS SECURITIES: 2.9% [5]
(Cost $8,474,791)	$186,008,833	5,311,581
TOTAL INVESTMENTS IN SECURITIES: 102.8%
(Cost $176,580,113)		187,097,358
Liabilities in Excess of Other Assets: (2.8)%		(5,131,972)
TOTAL NET ASSETS: 100.0%		$181,965,386

ADR	American Depositary Receipt
[1]	Non-income producing security
[2]	All or a portion of the shares of this security have been committed as collateral for securities sold short.
[3]
Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2018, the value of this security was $272,900 or 0.2% of net assets.

[4]	Seven-day yield as of April 30, 2018
[5]	Represents previously undisclosed securities which the Fund has held for less than one year.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT at April 30, 2018 (Unaudited)

Shares		Value

COMMON STOCKS: 57.2% [1]

Apparel, Accessories & Luxury: 1.2%
56,649	Canada Goose Holdings, Inc.	$2,100,545

Application Software: 2.2%
41,055	Ellie Mae, Inc.	3,976,998

Asset Management & Custody Banks: 3.0%
10,621	BlackRock, Inc.	5,538,852

Auto Parts & Equipment: 4.0%
45,833	Dorman Products, Inc.	2,945,228
45,412	LCI Industries	4,327,764
		7,272,992

Automobile Manufacturers: 2.5%
6,815	Tesla Motors, Inc.	2,002,929
24,196	Thor Industries, Inc.	2,568,163
		4,571,092

Construction & Engineering: 1.5%
26,433	Dycom Industries, Inc.	2,745,331

Consumer Finance: 1.6%
144,979	The Western Union Co.	2,863,335

Educational Services: 2.0%
77,121	Adtalem Global Education, Inc.	3,670,960

Food Retail: 2.6%
192,244	Sprouts Farmers Market, Inc.	4,811,867

General Merchandise Stores: 1.7%
50,008	Ollie’s Bargain Outlet Holdings, Inc.	3,110,498

Homefurnishing Retail: 1.0%
43,707	Aaron’s, Inc.	1,825,641

Household Products: 2.6%
82,087	Energizer Holdings, Inc.	4,708,510

Industrial Machinery: 7.2%
36,732	Middleby Corp.	4,622,355
23,248	Proto Labs, Inc.	2,769,999
39,498	Snap-on, Inc.	5,737,085
		13,129,439

Internet Media: 1.0%
10,651	Facebook, Inc. – Class A	1,831,972

Internet Retail: 1.1%
6,616	Netflix, Inc.	2,067,235

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

SCHEDULE OF SECURITIES SOLD SHORT at April 30, 2018 (Unaudited) (Continued)

Shares		Value

COMMON STOCKS: 57.2% [1] (Continued)

Internet Software & Services: 2.6%
11,137	Alibaba Group Holding Ltd. – ADR	$1,988,400
20,207	Shopify, Inc. – Class A	2,700,261
		4,688,661

Investment Banking & Brokerage: 2.1%
66,391	Stifel Financial Corp.	3,869,268

Leisure Facilities: 1.2%
51,885	Planet Fitness, Inc. – Class A	2,090,447

Leisure Products: 2.0%
31,102	Brunswick Corp.	1,862,388
16,868	Polaris Industries, Inc.	1,768,104
		3,630,492

Packaged Foods & Meats: 1.2%
27,729	Post Holdings, Inc.	2,206,397

Retail Real Estate Investments Trusts: 1.0%
35,891	Realty Income Corp.	1,812,854

Regional Banks: 4.4%
98,976	Bank of the Ozarks, Inc.	4,632,077
11,232	SVB Financial Group	3,365,219
		7,997,296

Semiconductor Equipment: 1.0%
54,348	Teradyne, Inc.	1,769,027

Semiconductors: 4.0%
11,781	Broadcom, Inc.	2,702,797
12,933	NVIDIA Corp.	2,908,632
18,365	Skyworks Solutions, Inc.	1,593,347
		7,204,776

Systems Software: 2.5%
162,795	Symantec Corp.	4,524,073

TOTAL COMMON STOCKS
(Proceeds $102,379,038)		104,018,558

TOTAL SECURITIES SOLD SHORT
(Proceeds $102,379,038)		$104,018,558

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
[1]	Non-income producing securities

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF ASSETS AND LIABILITIES at April 30, 2018 (Unaudited)

ASSETS:
Investments in securities, at value: (cost $176,580,113)	$187,097,358
Deposit at broker	104,287,810
Restricted cash	590,213
Receivables:
Investment securities sold	7,692,411
Fund shares sold	224,516
Dividends and interest	182,529
Prepaid expenses	27,601
Total assets	300,102,438

LIABILITIES:
Securities sold short (proceeds $102,379,038)	104,018,558
Payables:
Fund shares redeemed	44,790
Investment securities purchased	13,722,847
Advisory fees, net	211,303
Transfer agent fees	64,440
Administration and accounting fees	44,861
Audit fees	10,982
Custody fees	5,795
Trustees fees	1,733
Chief Compliance Officer fees	1,434
Distribution fees – Investor Class	1,392
Other accrued expenses and payables	8,917
Total liabilities	118,137,052
NET ASSETS	$181,965,386

NET ASSETS CONSIST OF:
Paid-in-capital	$181,539,364
Accumulated net investment loss	(3,590,392)
Accumulated net realized loss on investments	(4,861,311)
Net unrealized appreciation (depreciation) on:
Investments	10,517,245
Securities sold short	(1,639,520)
NET ASSETS	$181,965,386

INVESTOR CLASS:
Net Assets	$10,225,846
Shares issued (unlimited number of shares authorized without par value)	889,165
Net asset value, offering and redemption price per share	$11.50

INSTITUTIONAL CLASS:
Net Assets	$171,739,540
Shares issued (unlimited number of shares authorized without par value)	14,788,197
Net asset value, offering and redemption price per share	$11.61

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENT OF OPERATIONS For the Six Months Ended April 30, 2018 (Unaudited)

INVESTMENT INCOME:
Dividends	$971,570
Interest	631,757
Other income	571
Total investment income	1,603,898

EXPENSES:
Investment advisory fees	1,721,710
Sub-transfer agent fees	129,704
Administration and accounting fees	117,491
Transfer agent fees	25,476
Distribution fees – Investor Class	18,892
Registration fees	18,475
Custody fees	16,856
Audit fees	10,981
Reports to shareholders	9,110
Trustees fees	7,053
Miscellaneous expenses	5,899
Legal fees	5,491
Chief Compliance Officer fees	4,507
Insurance expense	1,804
Total expenses before dividends on securities sold short	2,093,449
Plus: Dividends on securities sold short	602,477
Total expenses	2,695,926
Less: Fees waived	(123,285)
Net expenses	2,572,641
Net investment loss	$(968,743)
REALIZED AND UNREALIZED GAIN (LOSS)
ON INVESTMENTS & SECURITIES SOLD SHORT
Net realized gain (loss) on transactions from:
Investments	$20,695,981
Securities sold short	(18,297,872)
Total net realized gain on transactions	2,398,109
Net change in unrealized appreciation/depreciation on:
Investments	(13,077,429)
Securities sold short	9,531,204
Total net change in unrealized appreciation/depreciation	(3,546,225)
Net realized and unrealized loss on investments and securities sold short	(1,148,116)
Net decrease in net assets resulting from operations	$(2,116,859)

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended
	April 30, 2018	Year Ended
	(Unaudited)	October 31, 2017
INCREASE (DECREASE) IN NET ASSETS FROM:
OPERATIONS
Net investment loss	$(968,743)	$(3,740,891)
Net realized gain on investments	20,695,981	20,809,524
Net realized loss on securities sold short	(18,297,872)	(21,639,342)
Net change in unrealized appreciation/depreciation on investments	(13,077,429)	(2,657,926)
Net change in unrealized appreciation/depreciation on securities sold short	9,531,204	(13,136,377)
Net decrease in net assets resulting from operations	(2,116,859)	(20,365,012)

CAPITAL SHARE TRANSACTIONS
Decrease in net assets derived from net change in outstanding shares –
Investor Class(1)	(15,095,783)	(22,715,498)
Decrease in net assets derived from net change in outstanding shares –
Institutional Class(1)	(75,058,481)	(38,796,991)
Total decrease in net assets from capital transactions	(90,154,264)	(61,512,489)

TOTAL DECREASE IN NET ASSETS	(92,271,123)	(81,877,501)

NET ASSETS
Beginning of period/year	274,236,509	356,114,010
End of period/year	$181,965,386	$274,236,509
Accumulated net investment loss	$(3,590,392)	$(2,621,649)

(1)	Summary of capital share transactions is as follows:

	Six Months Ended
	April 30, 2018		Year Ended
	(Unaudited)		October 31, 2017
Investor Class	Shares	Value	Shares	Value
Shares sold	97,403	$1,121,184	809,146	$9,450,533
Shares redeemed(2)	(1,415,387)	(16,216,967)	(2,773,843)	(32,166,031)
Net decrease	(1,317,984)	$(15,095,783)	(1,964,697)	$(22,715,498)

(2)	Net of redemption fees of $271 and 293, respectively.

	Six Months Ended
	April 30, 2018		Year Ended
	(Unaudited)		October 31, 2017
Institutional Class	Shares	Value	Shares	Value
Shares sold	2,498,242	$29,174,289	8,074,781	$95,091,426
Shares redeemed(3)	(9,058,893)	(104,232,770)	(11,494,950)	(133,888,417)
Net decrease	(6,560,651)	$(75,058,481)	(3,420,169)	$(38,796,991)

(3)	Net of redemption fees of $2,366 and $11,079, respectively.

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Investor Class

						Period from
	Six Months					December 30,
	Ended					2013(1)
	April 30,		Year Ended	Year Ended	Year Ended	through
	2018		October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2017	2016	2015	2014
Net asset value, beginning of period/year	$11.55		$12.24	$12.08	$11.09	$10.00

INCOME FROM
INVESTMENT OPERATIONS:
Net investment loss(2)	(0.06)		(0.17)	(0.26)	(0.16)	(0.12)
Net realized and unrealized
gain (loss) on investments	0.01		(0.52)	0.42	1.16	1.21
Total from investment operations	(0.05)		(0.69)	0.16	1.00	1.09

LESS DISTRIBUTIONS:
From net realized gain	—		—	—	(0.01)	—
Total distributions	—		—	—	(0.01)	—
Paid in capital from redemption fees	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)
Net asset value, end of period/year	$11.50		$11.55	$12.24	$12.08	$11.09

Total return	(0.43	)%(4)	(5.71)%	1.41%	9.00%	10.90	%(4)

SUPPLEMENTAL DATA:
Net assets, end of period/year (in millions)	$10.2		$25.5	$51.1	$19.2	$8.4
Portfolio turnover rate	85	%(4)	134%	80%	108%	37	%(4)

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived(5)	2.56	%(7)	2.58%	3.09%	2.67%	3.31	%(7)
After fees waived(5)	2.46	%(7)	2.55%	3.06%	2.56%	2.69	%(7)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS:
Before fees waived(6)	(1.21	)%(7)	(1.48)%	(2.18)%	(1.54)%	(1.96	)%(7)
After fees waived(6)	(1.11	)%(7)	(1.45)%	(2.15)%	(1.43)%	(1.34	)%(7)

(1)	Fund commenced operations on December 30, 2013.
(2)	Calculated based on the daily average number of shares outstanding.
(3)	Does not round to $0.01 per share
(4)	Not annualized
(5)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratio excluding dividends and interest on securities sold short were as follows:
2.05% before fees waived and 1.95% after fees waived for the six months ended April 30, 2018
1.98% before fees waived and 1.95% after fees waived for the year ended October 31, 2017
1.98% before fees waived and 1.95% after fees waived for the year ended October 31, 2016
2.06% before fees waived and 1.95% after fees waived for the year ended October 31, 2015
2.57% before fees waived and 1.95% after fees waived for the period ended October 31, 2014
(6)	The net investment loss ratios include dividends and interest on securities sold short.
(7)	Annualized

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

FINANCIAL HIGHLIGHTS For a capital share outstanding throughout each period/year

Institutional Class

						Period from
	Six Months					December 30,
	Ended					2013(1)
	April 30,		Year Ended	Year Ended	Year Ended	through
	2018		October 31,	October 31,	October 31,	October 31,
	(Unaudited)		2017	2016	2015	2014
Net asset value, beginning of period/year	$11.65		$12.32	$12.12	$11.10	$10.00

INCOME FROM
INVESTMENT OPERATIONS:
Net investment loss(2)	(0.05)		(0.14)	(0.23)	(0.13)	(0.10)
Net realized and unrealized
gain (loss) on investments	0.01		(0.53)	0.43	1.16	1.20
Total from investment operations	(0.04)		(0.67)	0.20	1.03	1.10

LESS DISTRIBUTIONS:
From net realized gain	—		—	—	(0.01)	—
Total distributions	—		—	—	(0.01)	—
Paid in capital from redemption fees	0.00	(3)	0.00 (3)	0.00 (3)	0.00 (3)	0.00	(3)
Net asset value, end of period/year	$11.61		$11.65	$12.32	$12.12	$11.10

Total return	(0.34	)%(4)	(5.44)%	1.57%	9.26%	11.00	%(4)

SUPPLEMENTAL DATA:
Net assets, end of period/year (in millions)	$171.7		$248.7	$305.0	$126.5	$77.1
Portfolio turnover rate	85	%(4)	134%	80%	108%	37	%(4)

RATIO OF EXPENSES TO
AVERAGE NET ASSETS:
Before fees waived(5)	2.33	%(7)	2.32%	2.79%	2.42%	3.06	%(7)
After fees waived(5)	2.23	%(7)	2.29%	2.76%	2.31%	2.44	%(7)

RATIO OF NET INVESTMENT LOSS
TO AVERAGE NET ASSETS:
Before fees waived(6)	(0.93	)%(7)	(1.19)%	(1.91)%	(1.26)%	(1.71	)%(7)
After fees waived(6)	(0.83	)%(7)	(1.16)%	(1.88)%	(1.15)%	(1.09	)%(7)

(1)	Fund commenced operations on December 30, 2013.
(2)	Calculated based on the daily average number of shares outstanding.
(3)	Does not round to $0.01 per share
(4)	Not annualized
(5)	The ratio of expenses to average net assets includes dividends and interest on securities sold short. The expense ratio excluding dividends and interest on securities sold short were as follows:
1.80% before fees waived and 1.70% after fees waived for the six months ended April 30, 2018
1.73% before fees waived and 1.70% after fees waived for the year ended October 31, 2017
1.73% before fees waived and 1.70% after fees waived for the year ended October 31, 2016
1.81% before fees waived and 1.70% after fees waived for the year ended October 31, 2015
2.32% before fees waived and 1.70% after fees waived for the period ended October 31, 2014
(6)	The net investment loss ratios include dividends and interest on securities sold short.
(7)	Annualized

The accompanying notes are an integral part of these financial statements.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2018 (Unaudited)

NOTE 1 – ORGANIZATION

The Otter Creek Long/Short Opportunity Fund (the “Fund”) is a diversified series of shares of beneficial interest of Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end investment management company. The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification topic 946 “Financial Services-Investment Companies.” The Fund commenced operations on December 30, 2013.

The Fund currently offers two classes of shares: Investor Class and Institutional Class. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class.  Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

The Fund’s objective is to generate absolute risk-adjusted returns with a focus on long-term capital appreciation with below average volatility by investing in opportunities both long and short which are driven by intensive fundamental analysis.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

A.
Security Valuation. All equity securities, which may include Real Estate Investment Trusts (“REITs”), Business Development Companies (“BDCs”), and Master Limited Partnerships (“MLPs”), that are traded on U.S. national or foreign securities exchanges, are valued at the last reported sale price on the exchange on which the security is principally traded or the exchange’s official closing price, if applicable. If, on a particular day, an exchange-traded security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities, which may include REITs, BDCs, and MLPs that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used.

Debt securities are valued by using the evaluated mean price supplied by an approved independent pricing service. The independent pricing service may use various valuation methodologies including, matrix pricing and other analytical pricing models as well as market transactions and dealer quotations. These models generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions.

Exchange traded options are valued at the composite price, using the National Best Bid and Offer quotes (“NBBO”). NBBO consists of the highest bid price and lowest ask price across any of the exchanges on which an option is quoted, thus providing a view across the entire U.S. options marketplace. Composite option pricing calculates the mean of the highest bid price and lowest ask price across the exchanges where the option is traded.

Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Valuation Committee. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations.

As described above, the Fund utilizes various methods to measure the fair value of its investments on a recurring basis.  U.S. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 –	Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2018 (Unaudited) (Continued)

Level 2 –
Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 –
Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund’s investments and securities sold short as of April 30, 2018. See the Schedule of Investments and Schedule of Securities Sold Short for industry breakouts.

Investments in Securities	Level 1	Level 2	Level 3	Total
Common Stocks	$156,203,760	$—	$—	$156,203,760
Convertible Bonds	—	272,900	—	272,900
Short-Term Investments	25,309,117	—	—	25,309,117
Miscellaneous Securities	—	5,311,581	—	5,311,581
Total Investments in Securities	$181,512,877	$5,584,481	$—	$187,097,358

Securities Sold Short	Level 1	Level 2	Level 3	Total
Common Stocks	$104,018,558	$—	$—	$104,018,558
Total Securities Sold Short	$104,018,558	$—	$—	$104,018,558

It is the Fund’s policy to recognize transfers between levels at the end of the Fund’s reporting period. There were no transfers made into or out of Level 1, 2, or 3 during the six months ended April 30, 2018.

The Fund has adopted financial reporting rules and regulations that require enhanced disclosure regarding derivatives and hedging activity intending to improve financial reporting of derivative instruments by enabling investors to understand how an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

The Fund may invest in options on equities, debt and stock indices. The Fund may make these investments as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position for certain tax-related purposes and to effect closing transactions.

Statement of Assets and Liabilities

Values of derivative instruments as of April 30, 2018:

	Asset Derivatives as of		Liability Derivatives as of
	April 30, 2018		April 30, 2018
Instruments	Balance Sheet Location	Value	Balance Sheet Location	Value
Equity Contracts:	Investments in
Put Options Purchased	securities, at value	$5,311,581	None	$—
Total		$5,311,581		$—

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2018 (Unaudited) (Continued)

Statement of Operations

The effect of derivative instruments on the Statement of Operations for the six months ended April 30, 2018:

			Change in
			Unrealized
			Appreciation/
			Depreciation
	Location of Gain	Realized Gain (Loss)	on Derivatives
	(Loss) on Derivatives	on Derivatives	Recognized
Instruments	Recognized in Income	Recognized in Income	in Income
Equity Contracts:
Put Options Purchased	Realized and unrealized gain (loss)	$(9,159,474)	$4,775,767
	on investments and securities sold short

Call Options Purchased	Realized and unrealized gain (loss)	50,284	—
	on investments and securities sold short

The average absolute notional value of options held during the six months ended April 30, 2018 was $255,813,987.

B.
Federal Income Taxes.  The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98.0% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years.

As of October 31, 2017, the Fund had late year losses of $2,621,649, and had short-term capital loss carry-forwards of $4,411,506, available for federal income tax purposes which do not expire and retain the original character.

As of April 30, 2018, the Fund did not have any tax positions that did not meet the threshold of being sustained by the applicable tax authority. Generally, tax authorities can examine all the tax returns filed for the last three years. The Fund identifies its major tax jurisdiction as U.S. Federal and the Commonwealth of Massachusetts. As of April 30, 2018, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially.

C.
Restricted Cash.  Restricted cash represents cash committed as collateral for securities sold short. Such cash is isolated from cash held in the Fund’s custody account in the Statement of Assets and Liabilities. See Note 2, part I, for more information on securities sold short.

D.
Security Transactions and Investment Income.  Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities or closing transactions of securities sold short, are determined on a specific identification basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Dividends received from MLPs and REITs generally are comprised of ordinary income, capital gains, and may include return of capital. Interest income is recorded on an accrual basis. Other non-cash dividends are recognized as investment income at the fair value of the property received. Withholding taxes on foreign dividends have been provided for in accordance with the Trust’s understanding of the applicable country’s tax rules and rates.

E.
Distributions to Shareholders.  Distributions to shareholders from net investment income and net realized gains on securities for the Fund is normally declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

F.
Use of Estimates.  The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2018 (Unaudited) (Continued)

G.
Share Valuation.  The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the New York Stock Exchange is closed for trading. The offering and redemption price is equal to the Fund’s NAV per share. The Fund charges a 1.00% redemption fee on shares held less than 60 days. This fee is deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in-capital and such fees become part of the Fund’s daily NAV calculation.

H.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.
Securities Sold Short. The Fund may engage in short sales of securities, provided the securities are fully listed on a national securities exchange. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. This price may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. Such dividend amounts are recorded on the ex-dividend date as a dividend expense.

Typically, the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the value of the securities sold short at the time they were sold short and the value of the collateral deposited with the broker in connection with the short sale (not including the proceeds from the short sale). While the short position is open, the Fund must maintain segregated assets at such a level that the amount segregated plus the amount deposited with the broker as collateral is equal to the current market value of the securities sold short.

J.
Options Contracts.  The Fund may invest in options contracts that may be used to modify or hedge the Fund’s exposure to a particular investment market related risk, as well as to manage the volatility of the Fund. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment and is subsequently adjusted to the current value of the option purchased. If an option expires on the stipulated expiration date or if the Fund enters into a closing sale transaction, a gain or loss is realized. If a call option is exercised, the cost of the security acquired is increased by the premium paid for the call. If a put option is exercised, a gain or loss is realized from the sale of the underlying security, and the proceeds from such sale are decreased by the premium originally paid. Options are non- income producing securities.  At April 30, 2018, the Fund had 2.9% of net assets invested in purchased options.

K.
Illiquid Securities.  A security may be considered illiquid if it lacks a readily available market. Securities are generally considered liquid if they can be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the security is valued by the Fund. Illiquid securities may be valued under methods approved by the Board of Trustees as reflecting fair value.

L.
Subsequent Events.  In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. Management has determined that there are no subsequent events that require disclosure.

NOTE 3 – COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

Otter Creek Advisors, LLC, (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services, and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor is entitled to a monthly fee at the annual rate of 1.50% based upon the average daily net assets of the

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2018 (Unaudited) (Continued)

Fund. For the six months ended April 30, 2018, the advisory fees incurred are disclosed in the Statement of Operations. The investment advisory fees incurred are paid monthly to the Advisor, net of any monthly waiver or reimbursement discussed below.  Amounts due from the Advisor are paid monthly to the Fund, if applicable.

The Advisor has contractually agreed to limit the Fund’s Investor Class annual expense ratio before dividends and interest on short positions to 1.95% and the Fund’s Institutional Class annual expense ratio before dividends and interest on short positions to 1.70% of each Class’ average daily net assets. The contract’s term is indefinite and may be terminated only by the Board of Trustees. For the six months ended April 30, 2018, the fees waived are disclosed in the Statement of Operations.

At April 30, 2018, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be reimbursed was $373,199. The Advisor may recapture a portion of the above amount no later than the dates as stated below. Any recapture of a fee waived or expense reimbursed should occur prior to the end of the third year after the reimbursement was paid, provided the aggregate amount of the Fund’s current operating expenses for such year does not exceed the lesser expense cap in place at the time of waiver or reimbursement.

Year of Expiration	Amount
October 31, 2018	$71,537
October 31, 2019	83,723
October 31, 2020	94,654
April 30, 2021	123,285

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement. Any such reimbursement is also contingent upon Board of Trustees’ review.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S. Bancorp, serves as the Fund’s administrator, Fund accountant and transfer agent. In those capacities, USBFS maintains the Fund’s books and records, calculates the Fund’s NAV, prepares various federal and state regulatory filings, coordinates the payment of Fund expenses, reviews expense accruals and prepares materials supplied to the Board of Trustees. The officers of the Trust and the Chief Compliance Officer are also employees of USBFS. Fees paid by the Fund to USBFS for these services for the six months ended April 30, 2018, are disclosed in the Statement of Operations.

Quasar Distributors, LLC (the “Distributor”) acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s shares. U.S. Bank N.A. (the “Custodian”) serves as custodian to the Fund. Both the Distributor and Custodian are affiliates of USBFS.

The Fund has adopted a Distribution Plan (the “Plan”) in accordance with Rule 12b-1 under the 1940 Act. The Plan provides that the Fund’s Investor Class may pay a fee to the Distributor at an annual rate of up to 0.25% of the average daily net assets of that class. No distribution fees are paid by Institutional Class shares. These fees may be used by the Distributor to provide compensation for sales support, distribution activities, or shareholder servicing activities. Fees paid by the Fund to the Distributor for the six months ended April 30, 2018, are disclosed in the Statement of Operations.

The Fund has entered into sub-transfer agent arrangements (“Arrangements”), for sub-transfer agent fees paid to third-party intermediaries, with respect to the Fund. All Arrangements must be approved by the Board of Trustees. For the six months ended April 30, 2018, sub-transfer agent fees incurred by the Fund are disclosed in the Statement of Operations.

NOTE 4 – PURCHASES AND SALES OF SECURITIES

Investment transactions (excluding short-term investments and U.S. Government securities) for the six months ended April 30, 2018, were as follows:

Purchases at Cost	Sales or Maturity Proceeds
$ 170,638,549	$ 268,230,646

There were no purchases or sales of long-term U.S. Government securities for the six months ended April 30, 2018.

Otter Creek Long/Short Opportunity Fund

NOTES TO THE FINANCIAL STATEMENTS – April 30, 2018 (Unaudited) (Continued)

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

The Fund did not pay any distributions during the six months ended April 30, 2018, or the year ended October 31, 2017. As of the fiscal year end, October 31, 2017 the components of distributable earnings on a tax basis were as follows(1):

Cost of investments	$149,741,057
Gross tax unrealized appreciation	37,834,182
Gross tax unrealized depreciation	(26,903,339)
Net tax unrealized appreciation (depreciation)	10,930,843
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated loss	(8,387,962)
Total accumulated gain	$2,542,881

(1)
The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sale adjustments and losses on unsettled short sales.

NOTE 6 – CREDIT FACILITY

U.S. Bank N.A. has made available to the Fund a credit facility pursuant to a separate Loan and Security Agreement for temporary or extraordinary purposes.  Loan activity for the six months ended April 30, 2018 was as follows:

Maximum Available Credit	$20,000,000
Maximum Loan Outstanding	—
Average Daily Loan Outstanding	—
Loan Outstanding as of April 30, 2018	—
Average Interest Rate	—

Interest expense for the six months ended April 30, 2018, is disclosed in the Statement of Operations, if applicable.

Otter Creek Long/Short Opportunity Fund

EXPENSE EXAMPLES For the Six-Months Ended April 30, 2018 (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including investment advisory fees, distribution fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (November 1, 2017 – April 30, 2018).

Actual Expenses

The actual lines of the following tables provide information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 1.00% of the net amount of the redemption if you redeem shares that have been held for less than 60 days. Individual Retirement Accounts will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the following examples. The following examples include, but are not limited to, investment advisory, fund accounting, fund administration, custody, and transfer agent fees. However, the following examples do not include portfolio trading commissions and related expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The hypothetical lines of the following tables provide information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical lines of the tables are useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period [1]
	11/1/2017	4/30/2018	11/1/2017 – 4/30/2018
Investor Class
Actual	$1,000.00	$ 995.70	$12.17
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,012.60	$12.28

1
The actual expenses are equal to the annualized expense ratio of 2.46% (reflecting fees waivers in effect), multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent six-month period.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During the Period [2]
	11/1/2017	4/30/2018	11/1/2017 – 4/30/2018
Institutional Class
Actual	$1,000.00	$ 996.60	$11.04
Hypothetical (5% annual
return before expenses)	$1,000.00	$1,013.74	$11.13

2
The actual expenses are equal to the annualized expense ratio of 2.23% (reflecting fees waivers in effect), multiplied by the average account value over the period, multiplied by 181/365 to reflect the most recent six-month period.

Otter Creek Long/Short Opportunity Fund

ADDITIONAL INFORMATION (Unaudited)

Information About Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling (855) 681-5261.  Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-months ended June 30 will be available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

Information About Portfolio Holdings

The Fund files its complete schedules of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (855) 681-5261. Furthermore, you may obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s Form N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding

In an effort to conserve resources, the Fund intends to reduce the number of duplicate prospectuses and annual and semi- annual reports you receive by sending only one copy of each to addresses where we reasonably believe two or more account are from the same family. If you would like to discontinue householding for your accounts, please call (855) 681-5261 to request individual copies of these documents. We will begin sending individual copies thirty days after receiving your request to stop householding.  This policy does not apply to account statements.

Information About the Fund’s Trustees

The Statement of Additional Information (“SAI”) includes additional information about the Fund’s Trustees and is available without charge, upon request, by calling (855) 681-5261. Furthermore, you can obtain the SAI on the SEC’s website at www.sec.gov or the Fund’s website at www.ottercreekfunds.com.

Otter Creek Long/Short Opportunity Fund

PRIVACY NOTICE (Unaudited)

The Fund collects non-public information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us orally; and
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our customers or former customers without the customer’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. We maintain physical, electronic and procedural safeguards to guard your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared by those entities with unaffiliated third parties.

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Advisor
Otter Creek Advisors, LLC
11300 US Highway 1, Suite 500
Palm Beach Gardens, FL 33408

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue, 6th Floor
Milwaukee, WI 53202

Custodian
U.S. Bank N.A.
Custody Operations
1555 North River Center Drive, Suite 302
Milwaukee, WI 53212

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701
(855) 681-5261

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Schiff Hardin LLP
666 Fifth Avenue, Suite 1700
New York, NY 10103

Fund Information

Fund	Symbol	CUSIP
Otter Creek Long/Short Opportunity Fund – Investor Class	OTCRX	74316J334
Otter Creek Long/Short Opportunity Fund – Institutional Class	OTTRX	74316J342

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has adopted a nominating committee charter that contains the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.  There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees for the period.

Item 11. Controls and Procedures.

(a)
The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the fourth fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and fees/compensation related to the securities lending activities of the registrant during its most recent fiscal year:

(1) Gross income from securities lending activities;

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (“revenue split”); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrant’s most recent fiscal year.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to previous Form N-CSR filing.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Professionally Managed Portfolios

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E Richards, President/Principal Executive Officer

Date    July 3, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Elaine E. Richards
Elaine E Richards, President/Principal Executive Officer

Date    July 3, 2018

By (Signature and Title)  /s/ Aaron J. Perkovich
Aaron J. Perkovich, Treasurer/Principal Financial Officer

Date    July 3, 2018

* Print the name and title of each signing officer under his or her signature.